NUWAVE TECHNOLOGIES, INC.
                            -------------------------

                            REVOLVING LINE OF CREDIT
                         SECURED DEMAND PROMISSORY NOTE
                         ------------------------------

$230,000.                                                    December 10th, 2002

          FOR VALUE RECEIVED, the undersigned, NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of GERALD ZARIN, an individual, (the "Holder"), in lawful money of the United States of America and in immediately available funds, the maximum principal sum of TWO HUNDRED THIRTY THOUSAND DOLLARS ($230,000), or so much thereof as may be advanced or readvanced by the Holder to the Maker from time to time hereafter, together with interest at the rate of Eighteen (18%) percent per annum thereon. The principal on this Note, together with accrued interest thereon, shall be paid at the address of the Holder 36 Troy Drive, Short Hills, NJ 07078 or at such other place as may be specified by the Holder in his notice of demand.

          1.   Credit Line.

          1.1 Advances. Subject to the terms and conditions herein, the Holder agrees to make advances (the "Advances") to the Maker, and the Maker may borrow, up to the maximum principal sum provided for in this Note (the "Credit Line"). The Maker shall make requests for Advances under this Note. The Holder agrees to fund the requested Advances within one (1) business day after his receipt of the request by wire transferring the amount requested in the Advance to an account designated by the Maker. The Credit Line shall be available for up to 60 days from the date of this Note, subject to Section 1.2 hereof. Upon receipt of monies as Advances under the Credit Line, the Maker shall amend Schedule I hereto to reflect the outstanding principal amount of this Note. Upon receipt of the first Advance, the Maker shall pay a commitment fee of $6,000.00 to the Holder.

          1.2 Cessation. If either of the following conditions is not satisfied, the Holder may refuse to make further Advances against the Credit
Line:

                    (i) the stockholders of the Maker do not approve the proposed increase in the authorized shares of the Maker's capital stock at the Special Meeting of Stockholders to be held on December 20, 2002; or

                    (ii) the Maker does not receive a Tax Loss Transfer Funds Certificate from the State of New Jersey authorizing the Tax Loss Transfer Funds (the "NJ Tax Funds"), no later than December 24, 2002.

          2.   Payment.

          2.1 Demand. This Note is payable on demand, which may be given by the Holder to the Maker, in writing, at any time after December 24, 2002. The Maker shall pay the then outstanding principal amount, together with accrued interest thereon, within two (2) business days after its receipt of the notice of demand.


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          2.2  Prepayment. The Maker may prepay the outstanding principal amount, in whole or in part, together with accrued interest on the principal amount being prepaid, at any time, without premium or penalty. In addition, the Maker must prepay this Note from the first funds received from the State of New Jersey representing the NJ Tax Funds for fiscal 2002. If the NJ Tax Funds are not sufficient to pay in full the outstanding principal and accrued interest on this Note, the amounts received shall be applied first to the accrued interest and then to principal.

          3.  Security Agreement.

          3.1  Grant and Security Interest.

               (a) In order to induce the Holder to make Advances under the Credit Line, and as security for the repayment of this Note, the Maker hereby grants to the Holder a first priority security interest in all of the Maker's interest, whether presently existing or hereafter created or acquired, wherever located, in the following described property of the Maker (referred to collectively as the "Collateral"):

                    (i) all Funds payable to the Maker as a result of the New Jersey Economic Development Authority's Tax Transfer Program for State Fiscal Year 2003;

                    (ii) all accounts and accounts receivable with respect to sales by the Maker of its products billed;

                    (iii) all intellectual property of the Maker identified on
Schedule II hereto; and

                    (iv) all products thereof and all proceeds of the above whether due to voluntary or involuntary disposition, including insurance proceeds.

               (b) The terms used to describe the Collateral shall have the meanings assigned by the Uniform Commercial Code as presently enacted in the State of New Jersey (the "UCC"); provided, that the use of terms which represent only a broader category of collateral (or use of terms which are not defined in the UCC) shall not be deemed to directly or indirectly reduce the more expansive meaning of the terms used in the UCC to define broader categories of Collateral.

          3.2 Perfection of Security Interest. The Maker shall execute such financing statements and other documents necessary to perfect the Holder's security interests in the Collateral, including any filings required by the U.S. Patent and Trademark Office and any Forms UCC-1. These filings shall be at the expense of the Maker. Upon full satisfaction of this Note, the Holder shall execute and deliver such termination instruments as requested by the Maker.

          3.3  Covenants. The Maker covenants that:

               (a) The Maker shall not sell, assign, transfer, encumber or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of the Holder, provided, however, Maker may sell Collateral comprising inventory in the ordinary course of business. If any such


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encumbrance is imposed, the Maker shall give the Holder immediate written notice.

               (b) The Maker shall promptly notify the Holder of any levy against the Collateral or any other event that affects the Collateral.

          3.4 Power of Attorney. The Maker hereby appoints the Holder as attorney-in-fact to execute and file financing statements in connection with the Collateral and, after the occurrence of any Event of Default, to take any other action that are appropriate to collect any proceeds of the Collateral. The Holder is not obligated to take any such action.

          4.   Default.

          4.1. Event of Default. Upon the occurrence of any of the following events, the Maker shall be deemed to be in default hereunder (a "Default"):

               (a) the failure by the Maker to pay any of the amounts due hereunder when such amounts become due and payable in accordance with terms hereof;

               (b) any breach by the Maker of its covenants under this Note (except for the payment obligations which are addressed in Subsection (a) above) which remains uncured for a period of five (5) business days after notice of such breach has been given;

               (c) the commencement of any bankruptcy, insolvency, arrangement, reorganization or other debtor-relief proceedings by or against the Maker, or the dissolution or termination of the existence of the Maker; or

               (d) any judgment, order or decree against the Maker in an amount either singly or in the aggregate in excess of $100,000.

          4.2 Declaration. Upon a Default, the Holder may (i) upon written notice to the Maker, declare the entire outstanding principal sum and all accrued and unpaid interest hereunder as well as any costs of collection (collectively, the "Obligations") immediately due and payable, and (ii) exercise any and all rights, powers and remedies provided under this Note and otherwise under applicable law, including the UCC, with respect to the Collateral.

          4.3 Remedies. In addition to exercising any other rights and remedies, the Holder may have under any agreement with Holder or applicable law, the Holder may:

                    (i) enter the Maker's premises and take possession of the Collateral, or complete any work in process secured by this Note using the employees and property of Holder, and store any Collateral, all at the Maker's expense;


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                    (ii) upon written notice, require the Maker to assemble the
Collateral and make it available at a mutually convenient place designated by the Holder;

                    (iii) operate, consume, sell or dispose of the Collateral as Holder deems appropriate for the purposes of paying or performing the Obligations;

                    (iv) apply any Collateral to the Obligations in such order as Holder may determine;

                    (v) enter into any agreement relating to the Collateral;

                    (vi) make any settlement that the Holder deems appropriate in respect to any of the Collateral; and

                    (vii) collect all sums payable in connection with the Collateral, including all costs and expenses of collection (including reasonable attorneys' fees).

          5. Notice. Any notice, presentation or demand to or upon the Maker or to the Holder in respect of this Note may be given or made in writing to the address set forth above, and shall be deemed to be duly given if personally delivered with receipt acknowledged, if mailed by registered or certified mail, first class, postage prepaid, or if delivered by a nationally recognized overnight courier service to such address, or, if any other address shall at any time be designated for this purpose by the Maker in writing to the other, to such other address.

               (a)  If to the Holder:

                    Gerald Zarin
                    36 Troy Drive
                    Short Hills, NJ  07078

               (b)  If to the Maker:

                    NUWAVE TECHNOLOGIES, INC.
                    One Passaic Avenue
                    Fairfield, NJ  07004
                    Attn:  Jeremiah F. O'Brien, Vice President

          6.  Waiver.

          6.1 BY MAKER. THE MAKER HEREBY WAIVES PRESENTMENT, NOTICE OF DISHONOR OR DEFAULT, PROTEST AND NOTICE OF PROTEST. THE MAKER HEREBY ALSO WAIVES TRIAL BY JURY IN ANY ACTION AND/OR PROCEEDING ARISING ON, OUT OF OR BY REASON OF THIS NOTE, AND FURTHER WAIVES ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS OR CROSS-CLAIMS IN CONNECTION THEREWITH.

          6.2 No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, remedy, power or privilege preclude any other or further exercise thereof


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by the Holder or the exercise by the Holder of any other right, remedy, power or privilege.

          7. Governing Law. The provisions of this Note shall be construed and interpreted, and all rights and obligations hereunder determined, in accordance with the laws of the State of New Jersey, without reference to the conflict of laws principles thereof.

          8. Successors. This Note shall be binding on the Maker and its successors and assigns, and inure to the benefit of Holder and his heirs, beneficiaries, administrators and assigns.

          9. Amendment. This Note sets forth the entire agreement between the Holder and the Maker with respect to the matters herein; and may not be amended, modified or terminated except by a writing executed by the Maker and the Holder.

          IN WITNESS WHEREOF, the Maker has duly executed this Note on the day and year first above written.

                                  NUWAVE TECHNOLOGIES, INC.


                                         /s/ Jeremiah F. O'Brien
                                  ---------------------------------------
                                  By:    Jeremiah F. O'Brien
                                  Title: Vice President


AGREED TO:



      /s/ Gerald Zarin
----------------------------
      GERALD ZARIN


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                                                                      Schedule I

                         Advances under the Credit Line

          Date                          Amount                           Balance

December __, 2002

                                                                     Schedule II

       Intellectual Property Subject to a Security Interest Under the Note

          NUWAVE Patents granted as follows:

          U.S. Patent #6151018 Video Picture Enhancement Via Video Vertical Interval, November 21, 2000

          U.S. Patent #6188444 Video Picture Enhancement With Clarity, February 13, 2001

          U.S. Patent #6240551 Video Picture Enhancement Via Satellite Transmission, May 29, 2001

          U.S. Patent #6301384 High Speed Digital Picture Noise Reduction Filter, October 9, 2001